EXHIBIT 31.2
CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jared Poff, certify that:

1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Designer Brands Inc. for the fiscal year ended February 1, 2020; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 7, 2020	By:	/s/ Jared Poff
Jared Poff
Executive Vice President and Chief Financial Officer